UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3864
Oppenheimer Balanced Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2010

Item 1. Reports to Stockholders.

September 30, 2010

Oppenheimer
Balanced Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

September 30, 2010 Management Oppenheimer Commentary Balanced Fund and Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Software	7.8%
Oil, Gas & Consumable Fuels	5.8
Insurance	4.6
Internet Software & Services	4.0
Chemicals	4.0
Biotechnology	3.8
Communications Equipment	3.4
Tobacco	2.5
Diversified Financial Services	2.1
Food Products	1.9
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on net assets.

Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	4.3%
Chevron Corp.	2.8
Google, Inc., Cl. A	2.6
Mosaic Co. (The)	2.5
Everest Re Group Ltd.	2.5
Exxon Mobil Corp.	2.5
QUALCOMM, Inc.	2.1
JPMorgan Chase & Co.	2.1
Nestle SA	1.9
Jupiter Telecommunications Co. Ltd.	1.9
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
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Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.
7 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended September 30, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. Oppenheimer Balanced Fund’s Class A shares (without sales charge) returned 7.62% during the reporting period. In comparison, the Fund’s equity benchmark, the S&P 500 Index returned 10.18% and its fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 8.16%.
     In terms of the Fund’s fixed-income component, its sector allocation strategy during the reporting period enabled it to participate more fully than the Barclays Capital U.S. Aggregate Bond Index when the bond markets continued their rally through the first quarter of 2010. During this time, the fixed-income component outperformed the Barclays Capital U.S. Aggregate Bond Index primarily as a result of solid performance from mortgage-backed securities (MBS). In particular, the Fund’s emphasis on non-agency MBS, agency MBS, and commercial MBS fared well throughout the reporting period amid robust demand from newly risk-averse investors.
     Over the second quarter of 2010, investors became more risk-averse when a number of developments appeared to threaten the global recovery. As a result, higher yielding sectors of the bond market experienced declines and traditionally defensive U.S. Government securities generally rallied. Although high yield corporate credits bore the brunt of the market’s decline during this time, MBS continued to hold up relatively well. In fact, MBS guaranteed by U.S. Government agencies fared well even after the termination of government programs designed to enhance market liquidity, supporting the fixed-income component’s relative results throughout the entire reporting period. The Fund also benefited from its exposure to non-agency MBS when investors responded positively to data indicating that delinquencies were moderating. In the final quarter of the reporting period, higher yielding sectors of the bond market generally picked up where they had left off before the European debt crisis sent investors flocking to “safety.”
     While the Fund’s underweight position to U.S. Treasuries prevented it from participating more fully in their rally during the second quarter of 2010, its focus on agency MBS over U.S. Treasury securities bolstered the Fund’s returns enabling the Fund’s fixed-income component to outperform the Barclays Capital U.S. Aggregate Bond Index.
     In terms of the Fund’s duration, or exposure to interest-rate risk, we stayed mostly at a neutral duration versus the Barclays Capital U.S. Aggregate Bond Index and employed the use of Treasury futures to help manage our overall interest-rate strategy. While we think interest
8 | OPPENHEIMER BALANCED FUND

rates will eventually rise, we do not believe they will increase dramatically in the very near term. As such, we felt comfortable generally maintaining a neutral duration through the reporting period’s end.
     During the reporting period, the Fund’s equity component produced positive absolute returns, but underperformed the S&P 500 Index, largely as a result of weaker relative stock selection within the information technology sector. The equity component outperformed the S&P 500 Index primarily within the materials and consumer staples sectors, due to stronger relative stock selection. Potash Corp. of Saskatchewan, Inc. was the key driver of outperformance in the materials sector. The Fund’s overweight position to the stock, which produced strong results during the period, provided the bulk of the outperformance. In consumer staples, the Fund’s top performers were Nestle SA and Altria Group, Inc. The Fund benefited from its overweight position in both of these stocks. At period end, Nestle was among the Fund’s top ten common stock holdings. Other contributors to Fund performance included biotech firm Genzyme Corp., oil and gas company Chevron Corp., software company Oracle Corp. and trucking company Navistar International Corp.
     Within the information technology sector, the Fund’s overweight positions in Take-Two Interactive Software, Inc., THQ, Inc. and Research in Motion Ltd. resulted in the bulk of the equity component’s relative underperformance. Take-Two Interactive and THQ are both companies that specialize in developing and publishing video games. The video game industry generally underperformed during the period as the economy remained weak and consumers pulled back on discretionary spending, including gaming-related activities. Take-Two Interactive Software was hit particularly hard early in the reporting period, as its stock fell in December of 2009 as a result of lowered earnings guidance. While the company continued to experience some general weakness as a result of the decreased demand for video games in the volatile environment, it did recover from the December 2009 trough. At period end, we continued to see upside potential in both securities, and maintained our positions in them. Research in Motion is a telecommunications company that manufactures the BlackBerry. The company’s stock declined as the market priced in stiff competition in the wireless handheld device space.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from the inception of the Class on March 1, 2001. The Fund’s performance reflects
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FUND PERFORMANCE DISCUSSION
the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | OPPENHEIMER BALANCED FUND

 Class A Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
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FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
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Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
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FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
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NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER BALANCED FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2010	September 30, 2010	September 30, 2010

Actual
Class A	$1,000.00	$1,014.70	$6.28
Class B	1,000.00	1,010.40	11.10
Class C	1,000.00	1,009.50	10.84
Class N	1,000.00	1,011.90	8.25

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.85	6.29
Class B	1,000.00	1,014.09	11.12
Class C	1,000.00	1,014.34	10.86
Class N	1,000.00	1,016.90	8.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.24%
Class B	2.19
Class C	2.14
Class N	1.63
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS September 30, 2010

	Shares	Value

Common Stocks—53.5%
Consumer Discretionary—1.9%
Media—1.9%
Jupiter Telecommunications Co. Ltd.	9,557	$10,303,426
Consumer Staples—6.2%
Food & Staples Retailing—1.8%
CVS Caremark Corp.	96,000	3,021,120
Kroger Co. (The)	195,000	4,223,700
Walgreen Co.	67,400	2,257,900

		9,502,720

Food Products—1.9%
Nestle SA	195,350	10,407,136
Tobacco—2.5%
Altria Group, Inc.	181,800	4,366,836
Lorillard, Inc.	110,980	8,912,804

		13,279,640

Energy—7.0%
Energy Equipment & Services—1.2%
Halliburton Co.	107,100	3,541,797
Schlumberger Ltd.	44,300	2,729,323

		6,271,120

Oil, Gas & Consumable Fuels—5.8%
Chevron Corp.	188,300	15,261,715
CONSOL Energy, Inc.	67,900	2,509,584
Exxon Mobil Corp.	213,980	13,221,824

		30,993,123

Financials—7.6%
Capital Markets—0.9%
Lazard Ltd., Cl. A	64,900	2,276,692
Morgan Stanley	100,800	2,487,744

		4,764,436

Diversified Financial Services—2.1%
JPMorgan Chase & Co.	289,200	11,009,844
Insurance—4.6%
Assurant, Inc.	112,900	4,595,030
Everest Re Group Ltd.	153,360	13,261,039
MetLife, Inc.	178,600	6,867,170

		24,723,239
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	Shares	Value

Health Care—6.6%
Biotechnology—3.8%
Amgen, Inc.[1]	100,800	$5,555,088
Genzyme Corp. (General Division)[1]	86,170	6,099,974
Gilead Sciences, Inc.[1]	169,030	6,019,158
Vanda Pharmaceuticals, Inc.[1]	432,010	2,885,827

		20,560,047

Health Care Providers & Services—1.1%
Aetna, Inc.	189,610	5,993,572
Pharmaceuticals—1.7%
Merck & Co., Inc.	245,377	9,032,327
Industrials—3.0%
Aerospace & Defense—0.0%
AerCap Holdings NV1	19,600	231,868
Electrical Equipment—0.6%
General Cable Corp.[1]	109,900	2,980,488
Industrial Conglomerates—0.6%
Tyco International Ltd.	89,800	3,298,354
Machinery—1.4%
Navistar International Corp.[1]	169,540	7,398,726
Trading Companies & Distributors—0.4%
Aircastle Ltd.	272,500	2,310,800
Information Technology—16.6%
Communications Equipment—3.4%
QUALCOMM, Inc.	246,830	11,136,970
Research in Motion Ltd.[1]	142,980	6,961,696

		18,098,666

Computers & Peripherals—0.8%
Dell, Inc.[1]	319,800	4,144,608
Internet Software & Services—4.0%
eBay, Inc.[1]	327,800	7,998,320
Google, Inc., Cl. A1	26,090	13,717,861

		21,716,181

IT Services—0.6%
MasterCard, Inc., Cl. A	15,900	3,561,600
Software—7.8%
Microsoft Corp.	159,270	3,900,522
Oracle Corp.	280,300	7,526,055
Take-Two Interactive Software, Inc.[1]	2,281,547	23,134,887
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STATEMENT OF INVESTMENTS Continued

	Shares	Value

Software Continued
THQ, Inc.[1]	1,781,530	$7,161,751

		41,723,215

Materials—4.0%
Chemicals—4.0%
Celanese Corp., Series A	99,850	3,205,185
Mosaic Co. (The)	226,750	13,323,830
Potash Corp. of Saskatchewan, Inc.	35,200	5,070,208

		21,599,223

Metals & Mining—0.0%
Kaiser Aluminum Corp.	115	4,921
Utilities—0.6%
Electric Utilities—0.6%
Edison International, Inc.	88,000	3,026,320

Total Common Stocks (Cost $288,742,263)		286,935,600

Preferred Stocks—2.1%
Mylan, Inc., 6.50% Cv., Non-Vtg. (Cost $6,284,659)	9,900	11,058,300

	Principal
	Amount

Asset-Backed Securities—4.1%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12	$535,000	536,553
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.007%, 1/15/13[2,3]	540,000	551,311
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13[2]	450,000	464,590
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	214,873	215,010
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivable Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	225,000	225,796
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.216%, 5/25/34[3]	707,799	639,832
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	380,000	381,134
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	565,000	570,055
Bayview Financial Mortgage Pass-Through Trust 2006-A, Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4, 0.556%, 2/28/41[3]	650,729	533,226
20 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Asset-Backed Securities Continued
Capital One Multi-asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14	$600,000	$614,041
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	164,619	174,317
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11[2]	590,000	591,736
CIT Equipment Collateral, Asset-Backed Certificates, Series 2009-VT1, Cl. A2, 2.20%, 10/15/10[2]	114,267	114,327
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	327,278
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	358,616	361,258
Series 2010-A, Cl. A2, 0.81%, 3/25/15	680,000	681,020
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.996%, 2/25/33[3]	25,080	21,909
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[3]	1,370,346	1,108,214
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[3]	282,458	228,484
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.376%, 6/25/47[3]	920,000	806,133
DaimlerChrysler Auto Trust 2007-A, Automobile Receivable Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13	630,000	650,361
Discover Card Master Trust, Credit Card Receivables, Series 2008-A3, Cl. A3, 5.10%, 10/15/13	530,000	543,399
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[2]	363,359	365,213
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.346%, 7/25/36[3]	379,571	368,689
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.366%, 7/7/36[3]	149,573	140,370
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[2]	440,615	441,505
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	12,592	12,601
Series 2009-E, Cl. A2, 0.80%, 3/15/12	954,034	954,708
Series 2010-A, Cl. A4, 2.15%, 6/15/15	785,000	809,123
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.807%, 9/15/12[3]	550,000	559,505
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.907%, 12/15/14[2,3]	560,000	571,888
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	255,000	267,524
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	431,184	431,999
21 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Class A1, 2.60%, 2/15/14[2]	$540,000	$550,122
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11	191,642	191,844
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.517%, 1/20/35[3]	426,846	409,706
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.367%, 3/20/36[3]	171,550	170,702
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[4]	31	31
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.607%, 3/15/16[3]	575,000	567,734
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.317%, 12/15/13[3]	439,842	438,355
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.522%, 6/17/11[2,3]	1,020,000	1,011,781
Morgan Stanley Structured Trust I 2001-1, Asset-Backed Certificates, Series 2004-1, Cl. A1, 0.336%, 6/25/37[3]	560,220	517,135
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.906%, 1/26/15[2,3]	900,000	902,706
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.407%, 1/15/13[2,3]	540,000	548,414
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.356%, 9/25/36[3]	292,802	290,596
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivable Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	515,000	515,188
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	545,000	564,197

Total Asset-Backed Securities (Cost $22,403,678)		21,941,620

Mortgage-Backed Obligations—23.5%
Government Agency—18.8%
FHLMC/FNMA/FHLB/Sponsored—16.0%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/18	104,588	111,123
5%, 8/15/33	317,581	336,555
5.50%, 9/1/39	2,014,508	2,138,363
6%, 7/15/24	115,299	126,255
7%, 10/1/37	2,082,416	2,320,532
8%, 4/1/16	20,550	22,360
9%, 8/1/22-5/1/25	6,933	7,726
22 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	$19,740	$24,077
Series 2006-11, Cl. PS, 23.627%, 3/25/36[3]	481,594	724,809
Series 2034, Cl. Z, 6.50%, 2/15/28	220,182	248,913
Series 2053, Cl. Z, 6.50%, 4/15/28	209,076	236,357
Series 2426, Cl. BG, 6%, 3/15/17	1,043,944	1,136,574
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,134,539	1,282,260
Series 2626, Cl. TB, 5%, 6/1/33	1,282,409	1,406,460
Series 2638, Cl. KG, 4%, 11/1/27	1,759,789	1,783,315
Series 2648, Cl. JE, 3%, 2/1/30	774,485	779,895
Series 2663, Cl. BA, 4%, 8/1/16	1,108,938	1,130,992
Series 2676, Cl. KB, 5%, 2/1/20	361,641	367,051
Series 2686, Cl. CD, 4.50%, 2/1/17	679,843	694,327
Series 2907, Cl. GC, 5%, 6/1/27	289,573	296,891
Series 2911, Cl. CU, 5%, 2/1/28	743,293	760,460
Series 2929, Cl. PC, 5%, 1/1/28	287,762	293,457
Series 2952, Cl. GJ, 4.50%, 12/1/28	197,598	200,091
Series 3019, Cl. MD, 4.75%, 1/1/31	758,202	780,770
Series 3025, Cl. SJ, 23.806%, 8/15/35[3]	97,410	144,554
Series 3157, Cl. MC, 5.50%, 2/1/26	158,059	158,086
Series 3242, Cl. QA, 5.50%, 3/1/30	409,403	420,524
Series 3279, Cl. PH, 6%, 2/1/27	78,912	78,916
Series 3291, Cl. NA, 5.50%, 10/1/27	440,491	445,528
Series 3306, Cl. PA, 5.50%, 10/1/27	332,601	337,163
Series R001, Cl. AE, 4.375%, 4/1/15	200,463	204,230
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.059%, 4/1/27[5]	302,668	71,723
Series 192, Cl. IO, 9.317%, 2/1/28[5]	92,968	15,971
Series 2130, Cl. SC, 50.241%, 3/15/29[5]	240,844	45,158
Series 224, Cl. IO, 0%, 3/1/33[5,6]	555,539	95,838
Series 243, Cl. 6, 1.776%, 12/15/32[5]	374,256	77,750
Series 2527, Cl. SG, 26.977%, 2/15/32[5]	157,322	7,444
Series 2531, Cl. ST, 37.931%, 2/15/30[5]	216,476	11,724
Series 2639, Cl. SA, 14.305%, 7/15/22[5]	899,316	94,262
Series 2796, Cl. SD, 65.34%, 7/15/26[5]	367,109	68,503
Series 2802, Cl. AS, 99.999%, 4/15/33[5]	442,823	37,078
Series 2920, Cl. S, 67.183%, 1/15/35[5]	1,991,046	299,902
Series 3000, Cl. SE, 99.999%, 7/15/25[5]	1,871,735	268,611
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	335,374	44,931
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.443%, 6/1/26[7]	81,121	72,998
Federal National Mortgage Assn.:
4.50%, 10/1/25-10/1/40[8]	4,558,000	4,780,575
5%, 10/1/25-10/1/40[8]	6,672,000	7,038,945
5.50%, 10/1/25-10/1/40[8]	11,553,000	12,292,726
6%, 9/25/19-3/1/37	7,989,121	8,709,603
23 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
6%, 10/1/25[8]	$6,967,000	$7,517,560
6.50%, 10/1/40[8]	3,949,000	4,306,262
7%, 11/1/17	395,333	419,753
7.50%, 1/1/33	262,341	299,333
8.50%, 7/1/32	9,652	10,912
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	110,581	125,378
Trust 1998-61, Cl. PL, 6%, 11/25/28	341,244	376,600
Trust 2001-44, Cl. QC, 6%, 9/25/16	812,631	884,062
Trust 2003-130, Cl. CS, 13.588%, 12/25/33[3]	637,135	754,643
Trust 2004-101, Cl. BG, 5%, 1/25/20	2,400,000	2,628,292
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	1,003,545	1,025,386
Trust 2004-9, Cl. AB, 4%, 7/1/17	193,906	199,398
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	1,550,000	1,773,809
Trust 2005-12, Cl. JC, 5%, 6/1/28	695,231	715,431
Trust 2005-22, Cl. EC, 5%, 10/1/28	299,850	308,717
Trust 2005-30, Cl. CU, 5%, 4/1/29	328,634	339,501
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	1,074,623	1,135,233
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	160,000	177,414
Trust 2006-46, Cl. SW, 23.26%, 6/25/36[3]	383,251	568,070
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	411,021	417,614
Trust 2009-37, Cl. HA, 4%, 4/1/19	1,631,346	1,738,768
Trust 2009-70, Cl. PA, 5%, 8/1/35	1,630,685	1,747,451
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 38.369%, 12/18/31[5]	11,313	2,340
Trust 2001-65, Cl. S, 42.493%, 11/25/31[5]	858,884	178,964
Trust 2001-68, Cl. SC, 43.87%, 11/25/31[5]	7,785	1,674
Trust 2001-81, Cl. S, 35.119%, 1/25/32[5]	195,526	36,830
Trust 2002-38, Cl. SO, 53.905%, 4/25/32[5]	351,459	59,865
Trust 2002-47, Cl. NS, 32.483%, 4/25/32[5]	393,295	79,762
Trust 2002-51, Cl. S, 32.783%, 8/25/32[5]	361,132	72,607
Trust 2002-52, Cl. SD, 38.467%, 9/25/32[5]	432,907	81,869
Trust 2002-7, Cl. SK, 42.287%, 1/25/32[5]	14,940	2,227
Trust 2002-77, Cl. BS, 36.533%, 12/18/32[5]	28,275	4,245
Trust 2002-77, Cl. IS, 47.171%, 12/18/32[5]	598,782	121,230
Trust 2002-77, Cl. SH, 43.973%, 12/18/32[5]	272,672	57,881
Trust 2002-9, Cl. MS, 32.649%, 3/25/32[5]	269,157	55,463
Trust 2002-90, Cl. SN, 43.976%, 8/25/32[5]	23,689	3,402
Trust 2002-90, Cl. SY, 46.754%, 9/25/32[5]	11,502	1,728
Trust 2003-33, Cl. SP, 51.444%, 5/25/33[5]	938,087	126,107
Trust 2003-4, Cl. S, 40.21%, 2/25/33[5]	492,791	68,155
Trust 2003-46, Cl. IH, 0%, 6/1/33[5,6]	3,198,066	410,396
Trust 2003-89, Cl. XS, 45.441%, 11/25/32[5]	426,770	27,958
Trust 2004-54, Cl. DS, 48.543%, 11/25/30[5]	391,789	61,951
Trust 2004-56, Cl. SE, 13.09%, 10/25/33[5]	3,225,418	408,473
Trust 2005-14, Cl. SE, 37.443%, 3/25/35[5]	496,218	71,373
24 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2005-40, Cl. SA, 61.898%, 5/25/35[5]	$1,115,000	$169,269
Trust 2005-71, Cl. SA, 67.594%, 8/25/25[5]	1,235,838	198,703
Trust 2005-87, Cl. SE, 40.489%, 10/25/35[5]	1,431,567	169,776
Trust 2005-87, Cl. SG, 32.468%, 10/25/35[5]	174,183	24,180
Trust 2005-93, Cl. SI, 11.194%, 10/25/35[5]	324,368	40,358
Trust 2006-60, Cl. DI, 36.114%, 4/25/35[5]	327,348	39,706
Trust 2007-88, Cl. XI, 15.642%, 6/25/37[5]	6,097,273	800,043
Trust 2008-67, Cl. KS, 27.358%, 8/25/34[5]	1,336,143	93,784
Trust 214, Cl. 2, 31.35%, 3/1/23[5]	510,150	111,322
Trust 222, Cl. 2, 17.874%, 6/1/23[5]	669,634	126,061
Trust 247, Cl. 2, 29.811%, 10/1/23[5]	144,362	31,533
Trust 252, Cl. 2, 27.837%, 11/1/23[5]	533,189	114,436
Trust 319, Cl. 2, 2.929%, 2/1/32[5]	192,938	35,936
Trust 320, Cl. 2, 6.798%, 4/1/32[5]	846,293	187,725
Trust 331, Cl. 9, 2.037%, 2/1/33[5]	66,226	12,240
Trust 334, Cl. 17, 9.132%, 2/1/33[5]	325,065	64,159
Trust 339, Cl. 12, 0%, 7/1/33[5,6]	689,761	126,108
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	1,364,577	224,331
Trust 343, Cl. 13, 0%, 9/1/33[5,6]	633,083	120,602
Trust 343, Cl. 18, 0%, 5/1/34[5,6]	104,317	16,059
Trust 345, Cl. 9, 0%, 1/1/34[5,6]	999,143	163,570
Trust 351, Cl. 10, 0%, 4/1/34[5,6]	175,809	28,136
Trust 351, Cl. 8, 0%, 4/1/34[5,6]	357,362	58,587
Trust 356, Cl. 10, 0%, 6/1/35[5,6]	302,281	48,111
Trust 356, Cl. 12, 26.01%, 2/1/35[5]	152,126	25,171
Trust 362, Cl. 13, 1.653%, 8/1/35[5]	1,658,817	264,240
Trust 364, Cl. 16, 0%, 9/1/35[5,6]	710,645	101,627
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.106%, 9/25/23[7]	254,487	227,858

		86,060,074

GNMA/Guaranteed—2.8%
Government National Mortgage Assn.:
3.375%, 4/8/26[3]	14,408	14,897
4.50%, 10/140[8]	13,060,000	13,741,575
7%, 1/29/24-4/29/26	114,269	130,232
7.50%, 5/29/27	488,502	558,545
8%, 5/30/17	17,632	19,732
8.50%, 8/1/17-12/15/17	9,801	10,891
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 84.398%, 1/16/27[5]	523,775	100,295
Series 2002-15, Cl. SM, 72.024%, 2/16/32[5]	413,825	84,136
Series 2002-76, Cl. SY, 77.029%, 12/16/26[5]	1,083,799	223,960
Series 2004-11, Cl. SM, 62.813%, 1/17/30[5]	360,077	81,406

		14,965,669
25 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Agency—4.7%
Commercial—3.1%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	$925,000	$923,033
Series 2007-1, Cl. A4, 5.451%, 1/1/17	790,000	829,839
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	980,000	908,648
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.294%, 12/1/49[3]	1,700,000	1,606,589
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	655,000	680,110
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	589,074	411,066
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	554,075	528,685
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	582,147	457,649
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	153,169	154,917
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	575,000	613,462
Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[2]	350,000	357,530
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	230,000	235,331
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]	325,000	323,473
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13	850,000	885,328
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	230,000	239,745
Series 2007-LD11, Cl. A2, 5.991%, 6/15/49[3]	715,000	747,331
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 6.062%, 4/1/45[3]	1,180,000	1,175,818
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37	879,547	764,924
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2 A2, 2.961%, 4/1/34[3]	510,707	514,821
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	928,009	923,006
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg. Pass-Through Certificates, Series 2005-A5, Cl. A9, 2.752%, 6/1/35[3]	717,629	641,583
26 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Commercial Continued
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.465%, 7/12/46	$1,095,000	$1,062,371
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 7/1/17	585,000	608,786
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 4.771%, 12/1/35[3]	473,341	399,658
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.182%, 11/1/37[3]	628,960	506,584

		16,500,287

Manufactured Housing—0.1%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.577%, 3/25/36[3]	583,140	498,332
Multifamily—0.4%
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	730,000	759,530
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 4.917%, 3/25/36[3]	1,412,500	1,272,188

		2,031,718

Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	710,000	749,743
Residential—1.0%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.874%, 6/1/34[3]	437,760	402,893
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	698,233	638,086
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	2,008,333	1,561,232
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	676,558	645,541
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	612,698	548,657
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	291,963	294,804
27 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	$55,595	$36,792
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3 A1, 2.463%, 5/1/34[3]	805,401	770,285
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.665%, 7/1/37[3]	725,945	496,033
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.874%, 9/1/34[3]	226,455	220,962

		5,615,285

Total Mortgage-Backed Obligations (Cost $122,572,256)		126,421,108

U.S. Government Obligations—0.5%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15	705,000	751,622
5%, 2/16/17	240,000	282,340
5.25%, 4/18/16	425,000	503,149
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15	480,000	480,624
2.375%, 7/28/15	155,000	161,302
4.875%, 12/15/16	200,000	233,809
5%, 3/15/16	270,000	315,533

Total U.S. Government Obligations (Cost $2,594,902)		2,728,379

Non-Convertible Corporate Bonds and Notes—13.9%
Consumer Discretionary—2.2%
Automobiles—0.1%
DaimlerChrysler North America Holding Corp./Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	520,000	595,259
Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	520,000	543,400
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	780,000	842,399
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	580,000	653,244

		1,495,643

Household Durables—0.3%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	828,000	940,529
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12	410,000	446,921

		1,387,450
28 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Leisure Equipment & Products—0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	$490,000	$530,466
6.125% Sr. Unsec. Nts., 6/15/11	505,000	521,529

		1,051,995

Media—0.9%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	495,000	646,291
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	447,909
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	935,000	1,043,726
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	425,000	459,531
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40	415,000	474,107
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	485,000	557,750
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	279,000	362,549
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	296,000	357,266
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18	515,000	545,900

		4,895,029

Multiline Retail—0.1%
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37	525,000	532,219
Specialty Retail—0.2%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20	544,000	590,240
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	770,000	795,145

		1,385,385

Consumer Staples—0.6%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[2]	770,000	1,000,459
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	495,000	548,831

		1,549,290

Food & Staples Retailing—0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	235,000	333,037
Food Products—0.1%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	67,332
8.50% Sr. Unsec. Nts., 6/15/19	360,000	435,816

		503,148
29 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Tobacco—0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	$395,000	$535,478
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	320,000	344,613

		880,091

Energy—1.3%
Energy Equipment & Services—0.2%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	545,000	563,895
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	340,000	344,876

		908,771

Oil, Gas & Consumable Fuels—1.1%
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	550,000	614,625
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	375,000	443,906
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	430,000	438,930
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	980,000	1,069,834
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	235,000	256,861
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	305,000	335,932
Rockies Express Pipeline LLC, 5.625% Sr. Unsec. Unsub. Nts., 4/15/20[2]	365,000	367,667
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	510,000	578,850
Williams Cos., Inc. (The) Credit Linked Certificates Trust V, 6.375% Sr. Unsec. Nts., 10/1/10[2]	390,000	390,000
Williams Partners LP/Williams Partners Finance Corp., 7.25% Sr. Unsec. Nts., 2/1/17	476,000	567,667
Woodside Finance Ltd., 4.50% Nts., 11/10/14[2]	765,000	821,899

		5,886,171

Financials—5.3%
Capital Markets—1.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	770,000	818,669
Discover Bank, 7% Sub. Nts., 4/15/20	518,000	564,501
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	570,000	551,106
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec. Unsub. Nts., 3/15/20	570,000	601,902
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17[2]	859,000	872,691
30 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Capital Markets Continued
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[2]	$218,000	$225,012
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,275,000	1,353,228
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13	533,000	538,807

		5,525,916

Commercial Banks—1.3%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	510,000	517,460
Barclays Bank plc, 6.278% Perpetual Bonds[9]	1,160,000	1,020,800
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[2,9]	560,000	530,600
Comerica Capital Trust II, 6.576% Bonds, 2/20/37[3]	645,000	645,806
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	1,370,000	1,292,938
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	535,000	541,057
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec. Unsub. Nts., 8/24/20	515,000	540,902
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	500,000	520,006
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9	1,096,000	1,159,020

		6,768,589

Consumer Finance—0.2%
American Express Bank FSB, 5.55% Sr. Unsec. Nts., 10/17/12	450,000	484,995
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37[3]	845,000	849,225

		1,334,220

Diversified Financial Services—1.0%
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20	1,319,000	1,367,285
6.01% Sr. Unsec. Nts., 1/15/15	529,000	582,289
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[9]	585,000	527,963
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[9]	1,515,000	1,629,036
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	1,110,000	1,291,421

		5,397,994

Insurance—1.4%
American International Group, Inc., 5.85% Sr. Unsec. Nts., Series G, 1/16/18	445,000	462,800
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	400,000	443,074
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16	900,000	1,016,429
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	490,000	522,717
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	545,000	565,422
31 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Insurance Continued
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	$720,000	$680,647
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,022,000	901,915
MetLife, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/15/12	145,000	155,984
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[2]	515,000	515,000
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	504,000	523,924
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,9]	1,010,000	945,806
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32[2]	604,000	568,882

		7,302,600

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	225,000	235,619
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	277,000	287,328
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	540,000	552,429
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	208,000	215,403
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	514,000	533,230
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[2]	241,000	257,176

		2,081,185

Real Estate Management & Development—0.0%
Regency Centers LP, 4.80% Sr. Unsec. Unsub. Nts., 4/15/21[8]	130,000	129,818
Health Care—0.6%
Biotechnology—0.1%
Genzyme Corp., 5% Sr. Nts., 6/15/20[2]	513,000	571,533
Health Care Equipment & Supplies—0.1%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40	425,000	441,732
Health Care Providers & Services—0.2%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19	505,000	565,600
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	485,000	490,688

		1,056,288

Life Sciences Tools & Services—0.2%
Life Technologies Corp., 6% Sr. Nts., 3/1/20	875,000	993,025
Industrials—1.1%
Aerospace & Defense—0.3%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	520,000	544,700
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec. Unsub. Nts., 7/15/39[2]	760,000	860,617

		1,405,317
32 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Chemicals—0.1%
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	$456,000	$457,132
Commercial Services & Supplies—0.3%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	180,000	223,683
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	525,000	567,000
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	515,000	527,606
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	445,000	465,916

		1,784,205

Electrical Equipment—0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	500,000	579,709
Industrial Conglomerates—0.2%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	495,000	518,774
5.875% Unsec. Unsub. Nts., 1/14/38	200,000	203,817
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	436,000	543,091

		1,265,682

Machinery—0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	585,000	640,575
Information Technology—0.4%
Communications Equipment—0.1%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	490,000	520,519
Electronic Equipment & Instruments—0.2%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub. Nts., 7/15/20	927,000	985,534
Software—0.1%
Oracle Corp., 5.375% Sr. Bonds, 7/15/40[2]	535,000	577,643
Materials—0.8%
Chemicals—0.2%
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	475,000	546,250
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	520,000	560,950

		1,107,200

Containers & Packaging—0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	555,000	602,175
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	484,000	525,122

		1,127,297

Metals & Mining—0.4%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	751,000	839,366
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19	347,000	437,628
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	90,000	97,464
33 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Metals & Mining Continued
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	$170,000	$184,909
6% Sr. Unsec. Unsub. Nts., 10/15/15	296,000	330,058
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[2]	78,000	86,321

		1,975,746

Telecommunication Services—0.9%
Diversified Telecommunication Services—0.8%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	485,000	549,532
British Telecommunications plc, 9.875% Bonds, 12/15/30	317,000	442,431
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	505,000	553,355
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	510,000	560,363
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	480,000	549,600
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	755,000	755,000
Telus Corp., 8% Nts., 6/1/11	224,000	234,588
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	368,964
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	610,000	648,125

		4,661,958

Wireless Telecommunication Services—0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	432,438
Utilities—0.7%
Electric Utilities—0.4%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	465,000	502,324
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	320,380
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	350,000	351,817
Oncor Electric Delivery Co., 5.25% Sr. Sec. Bonds, 9/30/40[4]	420,000	429,295
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	540,000	711,084

		2,314,900

Multi-Utilities—0.3%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	518,000	547,847
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16	655,000	866,495

		1,414,342

Total Non-Convertible Corporate Bonds and Notes (Cost $69,886,590)		74,799,985
34 | OPPENHEIMER BALANCED FUND

	Shares	Value

Investment Companies—11.5%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[10,11]	$906	$906
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%[10,12]	61,571,966	61,571,966

Total Investment Companies (Cost $61,572,872)		61,572,872
Total Investments, at Value (Cost $574,057,220)	109.1%	585,457,864
Liabilities in Excess of Other Assets	(9.1)	(48,650,601)

Net Assets	100.0%	$536,807,263

Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,709,035 or 3.86% of the Fund’s net assets as of September 30, 2010.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $752,799, which represents 0.14% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	$320,938	$323,473	$2,535
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31	2/5/01	31	31	—
Oncor Electric Delivery Co., 5.25% Sr. Sec. Bonds, 9/30/40	9/8/10	417,438	429,295	11,857

		$738,407	$752,799	$14,392

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $6,958,965 or 1.30% of the Fund’s net assets as of September 30, 2010.

6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $300,856 or 0.06% of the Fund’s net assets as of September 30, 2010.
35 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
8.	When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See Note 1 of the accompanying Notes.

9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Rate shown is the 7-day yield as of September 30, 2010.

11.	Interest rate is less than 0.0005%.

12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2009	Additions	Reductions	September 30, 2010

OFI Liquid Assets Fund, LLC	—	1,076,670	1,076,670	—
Oppenheimer Institutional Money Market Fund, Cl. E	81,333,349	170,831,510	190,592,893	61,571,966

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$20	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	61,571,966	159,704

	$61,571,966	$159,724

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,303,426	$—	$—	$10,303,426
Consumer Staples	33,189,496	—	—	33,189,496
Energy	37,264,243	—	—	37,264,243
Financials	40,497,519	—	—	40,497,519
Health Care	35,585,946	—	—	35,585,946
Industrials	16,220,236	—	—	16,220,236
Information Technology	89,244,270	—	—	89,244,270
Materials	21,604,144	—	—	21,604,144
Utilities	3,026,320	—	—	3,026,320
36 | OPPENHEIMER BALANCED FUND

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Preferred Stocks	$11,058,300	$—	$—	$11,058,300
Asset-Backed Securities	—	21,941,620	—	21,941,620
Mortgage-Backed Obligations	—	126,421,108	—	126,421,108
U.S. Government Obligations	—	2,728,379	—	2,728,379
Non-Convertible Corporate Bonds and Notes	—	74,799,985	—	74,799,985
Investment Companies	61,572,872	—	—	61,572,872

Total Investments, at Value	359,566,772	225,891,092	—	585,457,864
Other Financial Instruments:
Appreciated swaps, at value	—	29,386	—	29,386
Futures margins	14,181	—	—	14,181

Total Assets	$359,580,953	$225,920,478	$—	$585,501,431

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(43,952)	$—	$(43,952)
Futures margins	(11,789)	—	—	(11,789)

Total Liabilities	$(11,789)	$(43,952)	$—	$(55,741)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of September 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	182	12/21/10	$24,336,813	$110,654
U.S. Treasury Nts., 2 yr.	Sell	43	12/31/10	9,437,828	(11,494)
U.S. Treasury Nts., 5 yr.	Sell	13	12/31/10	1,571,273	(5,711)
U.S. Treasury Nts., 10 yr.	Buy	113	12/21/10	14,243,297	102,631
U.S. Ultra Treasury Bonds	Buy	1	12/21/10	141,281	(165)

					$195,915

Credit Default Swap Contracts as of September 30, 2010 are as follows:

			Pay/
	Buy/Sell	Notional	Receive			Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	Value	(Depreciation)

Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	$1,055	0.70%	3/20/17	$12,392	$12,392
Morgan Stanley Capital Services, Inc.	Buy	1,065	0.63	3/20/17	16,994	16,994

	Total	2,120			29,386	29,386
37 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts Continued

			Pay/
	Buy/Sell	Notional	Receive			Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	Value	(Depreciation)

Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	$1,055	1.17%	3/20/17	$(19,714)	$(19,714)
Morgan Stanley Capital Services, Inc.	Sell	1,065	1.10	3/20/17	(24,238)	(24,238)

	Total	2,120			(43,952)	(43,952)

			Grand Total Buys		29,386	29,386
			Grand Total Sells		(43,952)	(43,952)

			Total Credit Default Swaps		$(14,566)	$(14,566)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential		Reference
Asset on which	Payments for Selling		Asset Rating
the Fund Sold	Credit Protection	Amount	Range**
Protection	(Undiscounted)	Recoverable*	(Unaudited)

Investment Grade Single Name Corporate Debt	$2,120,000	$—	BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of September 30, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$2,120		$29,386
	Credit Default Sell Protection	2,120		(43,952)

			Total Swaps	$(14,566)

See accompanying Notes to Financial Statements.
38 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $512,485,254)	$523,885,898
Affiliated companies (cost $61,571,966)	61,571,966

585,457,864
Cash	72,000
Cash used for collateral on futures	245,236
Appreciated swaps, at value (upfront payments $0)	29,386
Receivables and other assets:
Investments sold (including $175,354 sold on a when-issued or delayed delivery basis)	9,825,570
Interest, dividends and principal paydowns	2,128,770
Shares of beneficial interest sold	160,441
Futures margins	14,181
Other	88,819

Total assets	598,022,267

Liabilities
Depreciated swaps, at value (upfront payments $0)	43,952
Payables and other liabilities:
Investments purchased (including $49,973,336 purchased on a when-issued or delayed delivery basis)	59,384,507
Shares of beneficial interest redeemed	994,756
Distribution and service plan fees	330,508
Trustees’ compensation	196,024
Transfer and shareholder servicing agent fees	112,056
Shareholder communications	80,457
Futures margins	11,789
Other	60,955

Total liabilities	61,215,004

Net Assets	$536,807,263

Composition of Net Assets
Paid-in capital	$682,252,406
Accumulated net investment income	588,958
Accumulated net realized loss on investments and foreign currency transactions	(157,629,904)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,595,803

Net Assets	$536,807,263

39 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $445,193,523 and 46,628,800 shares of beneficial interest outstanding)	$9.55
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.13

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,496,734 and 3,320,170 shares of beneficial interest outstanding)	$9.19

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,586,639 and 5,585,585 shares of beneficial interest outstanding)	$9.24

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,530,367 and 1,015,987 shares of beneficial interest outstanding)	$9.38
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Investment Income
Interest (net of foreign withholding taxes of $266)	$10,531,724
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $57,647)	5,045,637
Affiliated companies	159,704
Income from investment of securities lending cash collateral, net—affiliated companies	20
Other income	38,731

Total investment income	15,775,816

Expenses
Management fees	3,939,443
Distribution and service plan fees:
Class A	996,434
Class B	325,559
Class C	517,064
Class N	45,579
Transfer and shareholder servicing agent fees:
Class A	1,009,687
Class B	178,907
Class C	182,985
Class N	47,854
Shareholder communications:
Class A	123,011
Class B	22,084
Class C	18,609
Class N	2,370
Custodian fees and expenses	12,899
Trustees’ compensation	12,725
Other	97,901

Total expenses	7,533,111
Less waivers and reimbursements of expenses	(154,622)

Net expenses	7,378,489

Net Investment Income	8,397,327
41 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$44,550,571
Closing and expiration of option contracts written	222,997
Closing and expiration of futures contracts	3,716,832
Foreign currency transactions	(223,493)
Short positions	(255)
Swap contracts	10,075
Increase from payment by affiliate	2,015

Net realized gain	48,278,742
Net change in unrealized appreciation/depreciation on:
Investments	(18,813,995)
Translation of assets and liabilities denominated in foreign currencies	1,077,363
Futures contracts	(351,424)
Option contracts written	(73,562)
Swap contracts	85,432

Net change in unrealized appreciation/depreciation	(18,076,186)

Net Increase in Net Assets Resulting from Operations	$38,599,883

See accompanying Notes to Financial Statements.
42 | OPPENHEIMER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment income	$8,397,327	$11,215,630
Net realized gain (loss)	48,278,742	(230,800,723)
Net change in unrealized appreciation/depreciation	(18,076,186)	82,322,844

Net increase (decrease) in net assets resulting from operations	38,599,883	(137,262,249)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,341,650)	—
Class B	(244,601)	—
Class C	(419,677)	—
Class N	(118,430)	—

	(8,124,358)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(40,737,866)	(64,639,696)
Class B	(7,959,467)	(9,276,870)
Class C	(2,961,150)	(8,021,783)
Class N	83,687	(75,560)

	(51,574,796)	(82,013,909)

Net Assets
Total decrease	(21,099,271)	(219,276,158)
Beginning of period	557,906,534	777,182,692

End of period (including accumulated net investment income (loss) of $588,958 and $(93,473), respectively)	$536,807,263	$557,906,534

See accompanying Notes to Financial Statements.
43 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.02	$10.73	$14.32	$13.94	$14.51

Income (loss) from investment operations:
Net investment income[1]	.16	.18	.33	.34	.30
Net realized and unrealized gain (loss)	.52	(1.89)	(3.12)	1.27	.21

Total from investment operations	.68	(1.71)	(2.79)	1.61	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	—	(.13)	(.34)	(.29)
Distributions from net realized gain	—	—	(.62)	(.89)	(.79)
Tax return of capital distribution	—	—	(.05)	—	—

Total dividends and/or distributions to shareholders	(.15)	—	(.80)	(1.23)	(1.08)

Net asset value, end of period	$9.55	$9.02	$10.73	$14.32	$13.94

Total Return, at Net Asset Value[2]	7.62%	(15.94)%	(20.49)%	11.96%	3.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$445,193	$460,589	$636,927	$865,895	$810,738

Average net assets (in thousands)	$451,095	$432,752	$783,143	$851,017	$752,163

Ratios to average net assets:[3]
Net investment income	1.69%	2.29%	2.61%	2.38%	2.16%
Total expenses	1.22%[4]	1.24%[4]	1.07%[4]	1.05%[4]	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.23%	1.06%	1.04%	1.06%

Portfolio turnover rate[5]	63%	106%	54%	74%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.23%
Year Ended September 30, 2009	1.25%
Year Ended September 30, 2008	1.08%
Year Ended September 30, 2007	1.06%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$943,068,138	$996,128,446
Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER BALANCED FUND

Class B Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.68	$10.43	$13.99	$13.64	$14.23

Income (loss) from investment operations:
Net investment income[1]	.07	.11	.21	.20	.17
Net realized and unrealized gain (loss)	.51	(1.86)	(3.04)	1.25	.20

Total from investment operations	.58	(1.75)	(2.83)	1.45	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	—	(.08)	(.21)	(.17)
Distributions from net realized gain	—	—	(.62)	(.89)	(.79)
Tax return of capital distribution	—	—	(.03)	—	—

Total dividends and/or distributions to shareholders	(.07)	—	(.73)	(1.10)	(.96)

Net asset value, end of period	$9.19	$8.68	$10.43	$13.99	$13.64

Total Return, at Net Asset Value[2]	6.68%	(16.78)%	(21.18)%	10.99%	2.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,497	$36,680	$56,513	$90,879	$98,021

Average net assets (in thousands)	$32,669	$36,018	$75,349	$95,241	$95,979

Ratios to average net assets:[3]
Net investment income	0.76%	1.38%	1.70%	1.48%	1.24%
Total expenses	2.36%[4]	2.37%[4]	1.98%[4]	1.95%[4]	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.16%	1.97%	1.94%	1.99%

Portfolio turnover rate[5]	63%	106%	54%	74%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	2.37%
Year Ended September 30, 2009	2.38%
Year Ended September 30, 2008	1.99%
Year Ended September 30, 2007	1.96%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$943,068,138	$996,128,446
Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
See accompanying Notes to Financial Statements.
45 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.73	$10.48	$14.06	$13.71	$14.29

Income (loss) from investment operations:
Net investment income[1]	.07	.11	.22	.21	.18
Net realized and unrealized gain (loss)	.51	(1.86)	(3.06)	1.25	.21

Total from investment operations	.58	(1.75)	(2.84)	1.46	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	—	(.09)	(.22)	(.18)
Distributions from net realized gain	—	—	(.62)	(.89)	(.79)
Tax return of capital distribution	—	—	(.03)	—	—

Total dividends and/or distributions to shareholders	(.07)	—	(.74)	(1.11)	(.97)

Net asset value, end of period	$9.24	$8.73	$10.48	$14.06	$13.71

Total Return, at Net Asset Value[2]	6.70%	(16.70)%	(21.18)%	11.00%	2.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,587	$51,698	$72,978	$101,645	$92,782

Average net assets (in thousands)	$51,819	$48,837	$91,010	$97,640	$90,567

Ratios to average net assets:[3]
Net investment income	0.79%	1.39%	1.76%	1.53%	1.30%
Total expenses	2.13%[4]	2.18%[4]	1.92%[4]	1.90%[4]	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%	2.12%	1.91%	1.89%	1.92%

Portfolio turnover rate[5]	63%	106%	54%	74%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	2.14%
Year Ended September 30, 2009	2.19%
Year Ended September 30, 2008	1.93%
Year Ended September 30, 2007	1.91%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$943,068,138	$996,128,446
Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
See accompanying Notes to Financial Statements.
46 | OPPENHEIMER BALANCED FUND

Class N Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.87	$10.59	$14.17	$13.80	$14.38

Income (loss) from investment operations:
Net investment income[1]	.12	.15	.27	.28	.24
Net realized and unrealized gain (loss)	.51	(1.87)	(3.08)	1.26	.21

Total from investment operations	.63	(1.72)	(2.81)	1.54	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	—	(.11)	(.28)	(.24)
Distributions from net realized gain	—	—	(.62)	(.89)	(.79)
Tax return of capital distribution	—	—	(.04)	—	—

Total dividends and/or distributions to shareholders	(.12)	—	(.77)	(1.17)	(1.03)

Net asset value, end of period	$9.38	$8.87	$10.59	$14.17	$13.80

Total Return, at Net Asset Value[2]	7.11%	(16.24)%	(20.86)%	11.57%	3.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,530	$8,940	$10,765	$18,240	$14,933

Average net assets (in thousands)	$9,206	$7,776	$14,522	$18,038	$13,425

Ratios to average net assets:[3]
Net investment income	1.29%	1.91%	2.14%	1.98%	1.76%
Total expenses	1.79%[4]	1.87%[4]	1.53%[4]	1.45%[4]	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.58%	1.52%	1.44%	1.47%

Portfolio turnover rate[5]	63%	106%	54%	74%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.80%
Year Ended September 30, 2009	1.88%
Year Ended September 30, 2008	1.54%
Year Ended September 30, 2007	1.46%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$943,068,138	$996,128,446
Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
Year Ended September 30, 2005	$2,097,453,846	$2,135,377,175
See accompanying Notes to Financial Statements.
47 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Balanced Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. The Fund’s investment objective is to seek high total investment return consistent with preservation of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign
48 | OPPENHEIMER BALANCED FUND

security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn
49 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$49,973,336
Sold securities	175,354
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or
50 | OPPENHEIMER BALANCED FUND

loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
     As of September 30, 2010, the Fund held no short sales.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from
51 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$751,844	$—	$156,671,723	$10,757,475

1.	As of September 30, 2010, the Fund had $156,532,745 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$89,820,026
2018	66,712,719

Total	$156,532,745

2.	The Fund had $5,905 of post-October foreign currency losses which were deferred.

3.	The Fund had $133,073 of straddle losses which were deferred.

4.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year
52 | OPPENHEIMER BALANCED FUND

from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments

$14,412,964	$409,462	$14,003,502
The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

Distributions paid from:
Ordinary income	$8,124,358	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$574,926,340
Federal tax cost of other investments	27,485,582

Total federal tax cost	$602,411,922

Gross unrealized appreciation	$55,679,388
Gross unrealized depreciation	(44,921,913)

Net unrealized appreciation	$10,757,475

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,811
Payments Made to Retired Trustees	13,874
Accumulated Liability as of September 30, 2010	112,378
53 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s
54 | OPPENHEIMER BALANCED FUND

maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	3,759,310	$34,683,761	4,602,320	$36,630,928
Dividends and/or distributions reinvested	731,701	6,790,870	—	—
Redeemed	(8,915,246)	(82,212,497)	(12,890,252)	(101,270,624)

Net decrease	(4,424,235)	$(40,737,866)	(8,287,932)	$(64,639,696)

Class B
Sold	628,694	$5,595,298	838,271	$6,382,404
Dividends and/or distributions reinvested	26,643	237,611	—	—
Redeemed	(1,558,971)	(13,792,376)	(2,033,845)	(15,659,274)

Net decrease	(903,634)	$(7,959,467)	(1,195,574)	$(9,276,870)

Class C
Sold	1,087,640	$9,725,784	1,401,702	$10,713,601
Dividends and/or distributions reinvested	44,431	398,558	—	—
Redeemed	(1,465,618)	(13,085,492)	(2,443,042)	(18,735,384)

Net decrease	(333,547)	$(2,961,150)	(1,041,340)	$(8,021,783)

Class N
Sold	390,582	$3,536,454	558,142	$4,411,776
Dividends and/or distributions reinvested	12,020	109,658	—	—
Redeemed	(394,739)	(3,562,425)	(566,610)	(4,487,336)

Net increase (decrease)	7,863	$83,687	(8,468)	$(75,560)

55 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$277,198,802	$295,359,768
U.S. government and government agency obligations	4,812,664	5,266,589
To Be Announced (TBA) mortgage-related securities	943,068,138	996,128,446
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2010, the Fund paid $1,346,868 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the
56 | OPPENHEIMER BALANCED FUND

Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$2,520,503
Class C	2,437,730
Class N	283,790
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2010	$152,223	$680	$83,423	$4,696	$5,192
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2010, the Manager waived fees and/or reimbursed the Fund $67,545 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$64,996
Class C	6,281
Class N	15,800
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended September 30, 2010, the Manager voluntarily reimbursed the Fund $2,015 for certain transactions. The payment is separately reported in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
57 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
58 | OPPENHEIMER BALANCED FUND

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $29,386, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
59 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $14,566 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
     Average derivative balances during the period were consistent with the period-end positions shown on the Statement of Investments.
Valuations of derivative instruments as of September 30, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$29,386		Depreciated swaps, at value	$43,952
Interest rate contracts	Futures margins	14,181	*	Futures margins	11,789	*

Total		$43,567			$55,741

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Closing and	Closing and
	expiration of	expiration of
Derivatives Not Accounted	option contracts	futures	Swap
for as Hedging Instruments	written	contracts	contracts	Total

Interest rate contracts	$—	$3,716,832	$—	$3,716,832
Equity contracts	222,997	—	—	222,997
Credit contracts	—	—	10,075	10,075

Total	$222,997	$3,716,832	$10,075	$3,949,904

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Option contracts	Futures	Swap
for as Hedging Instruments	written	contracts	contracts	Total

Interest rate contracts	$—	$(351,424)	$—	$(351,424)
Equity contracts	(73,562)	—	—	(73,562)
Credit contracts	—	—	85,432	85,432

Total	$(73,562)	$(351,424)	$85,432	$(339,554)

60 | OPPENHEIMER BALANCED FUND

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
As of September 30, 2010, the Fund had no outstanding futures contracts.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon
61 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended September 30, 2010 was as follows:

	Call Options
	Number of	Amount of
	Contracts	Premiums

Options outstanding as of September 30, 2009	2,299	$222,997
Options closed or expired	(2,299)	(222,997)

Options outstanding as of September 30, 2010	—	$—

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should
62 | OPPENHEIMER BALANCED FUND

be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of September 30, 2010, the Fund had no securities on loan.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager
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and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.
     They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Balanced Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund, including the statement of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 41.28% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $4,563,309 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2010, the maximum amount allowable but not less than $5,869,629 or 72.25% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira, Krishna Memani, and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mixed-asset target allocation moderate funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were higher than its peer group median and average. The Fund’s contractual management fees were higher than its peer group median and average. The Fund’s total expenses were higher than its peer group median and average.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner,
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ferreira, Memani, Strzalkowski, Glavin, Jr., Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Emmanuel Ferreira, Vice President and Portfolio Manager (since 2003) Age: 43	Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments (July 1999-December 2002). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 50	Director of Fixed Income (since October 2010); Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Peter A. Strzalkowski, Vice President and Portfolio Manager (since 2009) Age: 45	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.
75 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
76 | OPPENHEIMER BALANCED FUND

OPPENHEIMER BALANCED FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
77 | OPPENHEIMER BALANCED FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
78 | OPPENHEIMER BALANCED FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
79 | OPPENHEIMER BALANCED FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,100 in fiscal 2010 and $43,400 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during fiscal 2010 and $1,500 for fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $359,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,126 in fiscal 2010 and $9,724 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $364,026 in fiscal 2010 and $222,764 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The

Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Balanced Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	11/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/09/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/09/2010